Exhibit 99.1

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[LOGO]	CF Industries

[GRAPHIC]

CF Industries Holdings, Inc.

2006 Goldman Sachs

Agriculture Biotech Forum

CF Industries Holdings, Inc.
NYSE: CF	February 14, 2006

Safe Harbor Statement

Certain statements contained in this presentation may constitute “forward-looking statements” within the meaning of federal securities laws.  All statements in this presentation, other than those relating to our historical information or current condition, are forward-looking statements.  These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from such statements.  These risks and uncertainties include the relatively expensive and volatile cost of North American natural gas; the cyclical nature of our business; the nature of our products as global commodities; intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; weather conditions; our inability to accurately predict seasonal demand for our products; the concentration of our sales to pre-IPO owners and other large customers; the impact of changing market conditions on our forward pricing program; the significant risks and hazards involved in fertilizer manufacturing; unanticipated consequences related to future expansion of our business; our inability to expand our business, including consequences due to the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our inability to obtain or maintain required permits and governmental approvals; acts of terrorism; difficulties in securing the raw materials we use; changes in global fertilizer supply and demand and the other risks and uncertainties included from time to time in our filings with the Securities and Exchange Commission.  We undertake no obligation to update or revise any forward-looking statements.

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Today’s Presentation

•                  CF Industries will report Q4 and ’05 results on February 23; Conference Call on February 24

•                  ‘We’re taking some extra time our first time around!’

•                  We have not released our year-end results yet, so today’s presentation will take a longer-term, strategic look at CF Industries

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Who We Are . . .

•                  Leading manufacturer and distributor of nitrogen and phosphate fertilizer

•                  Founded as a cooperative in 1946; new bottom line oriented business model in 2003

•                  Market shares for fertilizer year 2004 were 22 percent nitrogen and 14 percent phosphate; Corn Belt 29 percent for nitrogen and 20 percent for phosphate

•                  IPO in August 2005; 2005 high and low: $18.00 and $11.19

•                  Reported strong sales and operating earnings through Q3 2005

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The Fertilizer Market

•                  Fertilizer is a global worldwide commodity, and commodity prices don’t necessarily reflect cost of raw materials

•                  Three major nutrients – N, P and K – essential for improved crop yield, growth and durability

•                  No substitutes – and N, P and K not substitutable for each other

•                  Key variable in nitrogen profitability is relationship between natural gas costs and fertilizer costs

•                  U.S. net nitrogen and potash importer; net phosphate exporter

•                  Growth has been consistent at approximately 2.7% annually

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CF Industries’ Strategic Focus in a Volatile Industry...

The assets, the financial strength, and the flexibility to adapt to changing market conditions and create long-term shareholder value

We don’t underestimate the near-term challenges… but we believe CF Industries is well positioned – strategically – to adapt to and ultimately capitalize on changes in the global fertilizer marketplace!

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Nitrogen

Assets and Flexibility in Nitrogen Fertilizer

•                  Two of three largest North American nitrogen fertilizer complexes

•                  Donaldsonville, Louisiana

•                  Medicine Hat, Alberta

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CF Industries’ Donaldsonville Complex

•                  North America’s largest:  four ammonia plants, four urea plants and two UAN plants

•                  Operational, product and transport flexibility

TODAY:  Flexibility, modularity and “make versus buy” capability to cope with high natural gas prices

FUTURE:  Modern, productive facility with economies of scale for era of ‘normalized’ natural gas prices and/or alternative feedstock

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CF Industries’ Medicine Hat Complex

•                  Joint venture is third largest nitrogen complex in North America:  two ammonia plants and one urea plant

•                  Access to lower-cost AECO natural gas, as well as to markets in northern-tier U.S. and western Canada

•                  Average natural gas cost advantage $27 per ton of ammonia

TODAY:  Competitive presence in a strong, growing market

FUTURE:  Cost structure and location should remain competitive advantages

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Assets and Flexibility in Phosphate

•                  Modern, competitive mining, processing and shipping facilities in Central Florida

•                  Newest U.S. phosphate rock mine (Hardee County)

•                  One of largest U.S. integrated DAP/MAP complexes (Plant City)

•                  Ammonia terminal and warehouse/shipping complex at Port of Tampa

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CF Industries’ Central Florida Phosphate Operations

•                  Strong (26 years) rock reserve position

•                  Produce DAP and MAP:  fastest growing phosphate fertilizer products

•                  Access to domestic and export markets

TODAY:  Diversification from nitrogen market and access to export markets

FUTURE:  Benefit from value of finite amount of Florida rock reserves; continued access to world markets

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Assets and Flexibility in Distribution

•                  49 nitrogen and phosphate distribution facilities, strategically located primarily in midwestern grain-producing states

•                  Most can access multiple modes of incoming transportation, including pipeline, barge, rail and truck

•                  Access – thanks to Donaldsonville “make versus buy” capability – to domestic and imported product

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Assets and Flexibility in Distribution

•                  With 20 ammonia terminals, one of only three producers that can effectively provide ammonia (approximately one fourth of nitrogen fertilizer market) to Corn Belt

•                  Locations are key advantage in regional markets

•                  Good mix of new and old customers

TODAY:  Strong complement to manufacturing operations with access to fertilizer-intensive markets

FUTURE:  A strategic asset providing unique market access

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Assets and Flexibility to Compete

•                  World-scale assets in nitrogen fertilizer, phosphate fertilizer and product distribution

•                  Significant flexibility / capability to anticipate changing market conditions

•                  Strong financial position

We have strategic options in a changing market

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Additional Strengths

•                  Innovative program to manage margin risk

It’s much more than simply a forward pricing program

•                  Strong customer relationships

Multi-year contracts with previous owners, plus new relationships with major agricultural suppliers

•                  Leading market position

Unlike many IPOs, we’re established in the market!

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The Natural Gas Issue

•                  North America’s position as high-cost nitrogen fertilizer producer worsened post-Katrina

•                  Large percentage of capacity (including much of CF Industries’ Donaldsonville complex) idled in Q4

•                  Phosphate less sensitive to natural gas (approximately 7 mmBTU versus 33 mmBTU for ammonia)

•                  Significant downturn in North American natural gas prices since December 2005…

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The Natural Gas Issue

•                  Clearly a challenge today, although lower natural gas and current fertilizer prices permit resumed North American nitrogen production

•                  Long-term factors offer promise, including alternative feed stocks and increased exploration in U.S.  LNG also an option, as increased availability could, as with oil, create world commodity market for natural gas

•                  Lack of distribution capabilities – especially for ammonia and, to lesser extent, UAN – remains a challenge for offshore producers

In this environment, we view CF Industries’ assets and flexibility as key strategic strengths, providing us the opportunity to capitalize on a wide range of outcomes in world fertilizer markets

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CF Industries’ Strategic Priorities

To capitalize on our assets and flexibilities …

•                  Reduce dependence on North American natural gas

•                  Proposed Trinidad joint venture

•                  Alternative feedstock at Donaldsonville

•                  Expand usage and duration of margin risk management program

•                  Identify next generation of cost-reduction opportunities

•                  Continue to develop new, post-cooperative market opportunities

•                  Refine longer-term vision

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CF Industries ‘Investable Idea’

•                  A business model transformation that has effectively positioned CF Industries as a profit-driven company focused on building shareholder value

•                  The assets, the financial strength, and the flexibility to adapt to changing market conditions and create long-term shareholder value

We don’t underestimate the near-term challenges . . . but we believe CF Industries is well positioned – strategically – to adapt to and ultimately capitalize on changes in the global fertilizer marketplace!

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[LOGO]

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Addendum

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Industry Overview

•                  Three key nutrients:

•                  Nitrogen (N)

•                  Phosphate (P)

•                  Potash (K)

Global Fertilizer Consumption

Total Tons 2004: 162MM

[CHART]

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Long-Term Demand Drivers

World Population is
Growing…

[CHART]

…While World Meat Consumption
Is Increasing…

[CHART]

…Requiring More Corn to
Feed More Livestock…

[CHART]

Global Fertilizer Consumption (1)

[CHART]

Notes:  (1) Excludes former Soviet Union countries

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Competitive Strengths

•                  World-Scale Manufacturing Facilities

•                  Strategically Located, Flexible Distribution System

•                  Long-Standing Customer Relationships

•                  Leading Market Positions

•                  Innovative Risk Management

•                  Strong Financial Position

•                  Experienced Management Team

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Competitive Strengths

North American Nitrogen Fertilizer Facilities – By Capacity

[CHART]

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World-Scale Manufacturing – Donaldsonville, LA

•                  #1 nitrogen fertilizer complex in North America

•                  Significant production flexibility

•                  Access to low cost transportation by barge, pipeline and rail

•                  Deep water dock

Annual Gross	MM
Capacity	Tons

Ammonia	2.3

Urea	1.7

UAN	2.7

[GRAPHIC]

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World-Scale Manufacturing – Medicine Hat, AB

•                  #1 nitrogen fertilizer complex in Canada, #3 in North America

•                  Access to attractive markets of western Canada and northern U.S.

•                  Supplied by lower-priced natural gas from Alberta

•                  Average advantage of $27/ton ammonia

Annual Gross	MM
Capacity	Tons

Ammonia	1.3

Urea	0.8

[GRAPHIC]

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World-Scale Manufacturing – Central Florida

•                  Hardee Rock Mine – newest U.S. phosphate rock mine

•                  27 years of reserves

•                  Plant City Complex – one of the largest, integrated DAP/MAP complexes in U.S.

•                  Port of Tampa – access to domestic and international markets

Annual Gross	MM
Capacity	Tons

Phosphate Rock	3.5

Sulfuric Acid	2.6

Phosphoric Acid	1.0

Phosphoric Acid	2.0

[GRAPHIC]

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Strategically Located, Flexible Distribution Network

[GRAPHIC]

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Forward Pricing Program

Challenge

•                  Natural gas and nitrogen fertilizer prices are highly volatile

Solution

•                  Customers purchase product forward

•                  CF locks in margin by fixing natural gas costs

•                  Substantial customer deposit

Benefits

•                  Margin certainty

•                  Improved production scheduling

•                  Reduced inventory risk

•                  Enhanced liquidity

•                  Integration with customers

>50% of nitrogen fertilizer sold under FPP in 2004

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Leading Market Positions in North America

Market Share (2004)

Nitrogen	Phosphate

[CHART]	[CHART]

•                  Key Driver: Strategically located network of terminals and warehouses

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Experienced Management Team

Name	Age	Position	Years In Industry

Steve Wilson	56	President, CEO and Chairman	15

Ernie Thomas	51	SVP and CFO	1

David Pruett	51	SVP, Operations	—

Steve Chase	53	VP, Corporate Planning	30

Phil Koch	53	VP, Raw Materials Procurement	2

Fred Mugica	54	VP, Supply and Logistics	29

Monty Summa	52	VP, Sales	8

Lou Frey	54	VP, GM Donaldsonville	30

Russ Holowachuk	58	VP, GM Medicine Hat	36

Herschel Morris	54	VP, GM Phosphate Operations	30

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